UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2020

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 North Broadway, Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code): (314) 932-6160

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 25, 2020, the Securities and Exchange Commission issued an order under Section 36 (Release No. IA-5469) of the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Securities and Exchange Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

The Partnership is providing the information in this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Partnership’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as a result of the circumstances set forth below.

As a result of the global outbreak of the coronavirus disease (COVID – 19) and out of an abundance of caution, certain employees of the Partnership, including financial reporting and accounting staff, have been working remotely beginning on or about March 13, 2020.  As a result, the Partnership has limited access to its corporate headquarters office where certain financial data and work papers are kept, is unable to determine at this time when such access can be made safely, and is unable to complete its Annual Report on Form 10-K for the year ended December 31, 2019 in a timely manner.

Accordingly, in reliance upon the Order, the Partnership expects to file its Annual Report on Form 10-K for the year ended December 31, 2019, no later than 45 days after March 30, 2020.

The Partnership is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 27, 2019, and its subsequently filed Quarterly Reports on Form 10-Q with the following risk factor:

Other events beyond our control, including a global or domestic health crisis, may result in unexpected adverse operating results.

Our results could be affected in various ways by global or domestic events beyond our control.  Most recently, we have considered the impacts of a coronavirus disease (COVID – 19) on our overall operations. While the full impact of this disease and the worldwide reaction to it remain unknown at this time, any widespread growth in infections, travel restrictions, quarantines, or site closures as a result of the disease could, among other things, impact the ability of our employees to perform their duties and lead to disruptions in our supply chain and transportation network. Any of these outcomes could have a material adverse effect on our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foresight Energy LP
By:	Foresight Energy GP LLC,
its general partner
By:	/s/ Robert D. Moore
Robert D. Moore
Chairman of the Board, President and Chief Executive Officer
Date: March 30, 2020

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